Termination and Settlement Agreement

This Termination and Settlement Agreement (the “Agreement”) is entered into February 1, 2005 by and between:

eRXSYS, Inc.
18662 MacArthur Blvd., Suite #200-15
Irvine, California 92612
(“eRXSYS”)

And

A.J. LaSota
(“LaSota”)

WITNESSETH

WHEREAS, LaSota currently serves as eRXSYS’ President and concurrently serves as a member of the board of directors of eRXSYS;

WHEREAS, the terms and conditions set forth herein are intended to enable eRXSYS to attract financing while concurrently minimizing dilution to its shareholders; and

WHEREAS, the Parties desire to terminate LaSota’s employment as President and his service as a member of the eRXSYS board of directors subject to all of the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Resignation of Positions: By execution of this Agreement, LaSota resigns from his position as eRXSYS’ President and Director of eRXSYS, effective immediately, and shall no longer hold any position of employment with eRXSYS and/or any of its affiliates and subsidiaries, including, without limitation, directorships and executive management positions. LaSota acknowledges that he has no disagreement with eRXSYS relating to any of the company’s operations, policies or practices within the meaning set forth in Form 8-K.

The parties acknowledge and agree that LaSota’s signature to this Agreement shall serve as adequate and complete legal notice to eRXSYS of his resignation as a director, officer, and employee of eRXSYS.

The parties acknowledge and agree that LaSota’s signature to this Agreement shall serve as its acceptance of LaSota’s resignation from these capacities.

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2.   Termination of Executive Employment Agreement: By execution of this Agreement, the Executive Employment Agreement entered into by and between
      eRXSYS and LaSota on or about March 2, 2003 (the “Employment Agreement”) and all subsequent amendments to the Employment Agreement shall be null and void.

3.   Reimbursement of Expenses: eRXSYS shall reimburse LaSota for all reasonable expenses incurred relating his employment as President and his service as a member of the eRXSYS board of directors. LaSota shall provide receipts and vouchers to eRXSYS for all expenses for which reimbursement is claimed.

4.   Return of Corporate Property: LaSota shall return to eRXSYS all property, including, without limitation, all equipment, keys, credit cards, tangible proprietary information, documents, books, records, reports, notes, contracts, lists, computer software and hardware, and copies thereof, created on any medium and furnished to, obtained by, or prepared by LaSota in the course of or incident to LaSota’s employment.

5.   Non-Compete: LaSota agrees that for a period of one (1) year following the date of this Agreement he will not for his own account or jointly with another, directly or indirectly, for or on behalf of any individual, partnership, corporation, or other legal entity, as principal, agent or otherwise own, control, manage, engage in, be employed by, work as an independent contractor for, consult with, or otherwise participate in, a business other than eRXSYS, wherever located, engaged in operating pharmacies that specialize in the dispensing of highly regulated pain medication by utilizing technology that allows physicians to transmit prescriptions from a personal data assistant and/or desktop computer directly to the pharmacies. In the event that eRXSYS is dissolved, the non-
      competition provisions of this paragraph shall not apply and shall be otherwise null and void.

6.   Return of Shares to Treasury and Issuance of Warrants: LaSota shall return to the corporate treasury 684,861 shares of eRXSYS common stock for which he is the beneficial holder. The specific shares returned to the corporate treasury shall be determined solely by LaSota.

7.   Waiver of Conflict of Interest: eRXSYS agrees to waive any conflict of interest associated with eRXSYS’ securities counsel acting solely to prepare a legal opinion enabling LaSota to publicly sell shares of eRXSYS common stock under Rule 144 of the Securities Act of 1933.

8.   Mutual Release: With the sole exception of the obligations imposed by this Agreement, LaSota, for himself, heirs, executors, administrators, successors, and assigns, hereby releases and discharges eRXSYS, its subsidiaries, and each of their respective past and present officers, directors, agents and employees, from any and all actions, causes of action, claims, demands, grievances, and complaints, known and unknown, which LaSota or his heirs, executors, administrators, successors, or assigns

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      ever had or may have at any time through the date of this Agreement. LaSota acknowledges and agrees that this release is intended to and does cover, but is not limited to, (i) any claim of employment discrimination of any kind whether based on a federal, state, or local statute or court decision; or (ii) any claim, whether statutory, common law, or otherwise, arising out of the terms or conditions of LaSota’s employment at eRXSYS and/or LaSota’s separation from
      eRXSYS. The enumeration of specific rights, claims, and causes of action being released shall not be construed to limit the general scope of this release. It is the intent of the parties that by this release LaSota is giving up all rights, claims and causes of action occurring prior to the date of this Agreement, whether or not any damage or injury has yet occurred. LaSota accepts the risk of loss with respect to both undiscovered claims and with respect to claims for any harm hereafter suffered arising out of conduct, statements, performance or decisions occurring before the date of this Agreement.

With the sole exception of the obligations imposed by this Agreement, eRXSYS hereby releases LaSota, his heirs, executors, administrators, successors, and assigns, from any and all actions, causes of action, claims, demands, grievances, and complaints, known and unknown, which eRXSYS ever had or may have at any time through the date of this Agreement. eRXSYS acknowledges and agrees that this release is intended to and does cover, but is not limited to, (i) any claim, whether statutory, common law, or otherwise, arising out of the terms or conditions of LaSota’s employment at eRXSYS and/or LaSota’s separation from eRXSYS, and (ii) any claim for attorneys' fees, costs, disbursements, or other like expenses. The enumeration of specific rights, claims, and causes of action being released shall not be construed to limit the general scope of this release. It is the intent of the parties that by this release eRXSYS is giving up all rights, claims and causes of action occurring prior to the date of this Agreement, whether or not any damage or injury has yet occurred. eRXSYS accepts the risk of loss with respect to both undiscovered claims and with respect to claims for any harm hereafter suffered arising out of conduct, statements, performance or decisions occurring before the date of this Agreement.

9.   Indemnification: eRXSYS shall indemnify, defend and hold LaSota harmless, to the maximum extent permitted by law, against all liability, judgments, fines, amounts paid in settlement and all reasonable expenses, including attorneys’ fees incurred by LaSota, in connection with the defense of, or as a result of any action or proceeding, or any appeal from any action or proceeding, in which LaSota is made or is threatened to be made a party by reason of this Agreement or the fact that LaSota was an officer or director of eRXSYS, regardless of whether such action or proceeding is one brought by or in the right of eRXSYS.
      eRXSYS acknowledges and agrees that this indemnification is intended to and does cover, but is not limited to, any action or proceeding relating to leases which LaSota personally guaranteed that were executed for the benefit of eRXSYS. Each of the parties hereto shall give prompt notice to the other of any action or proceeding from which eRXSYS is obligated to indemnify, defend and hold harmless LaSota of which it or he gains knowledge.

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eRXSYS hereby represents and warrants that LaSota shall be covered and insured up to the maximum limits provided by all insurance which eRXSYS maintains to indemnify its directors and officers.

In the event of a suit giving rise to LaSota’s right to indemnification and to the extent reasonably requested by LaSota, eRXSYS shall make available to LaSota and his attorneys and accountants, all books, records and documents relating to any claim and the parties shall render to each other reasonable assistance in the defense of any claim which arises as the result of claims made by persons not a party to this Agreement.

10.  Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the conflicts of law principles.

11.  Miscellaneous: No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of the Agreement shall be binding unless executed in writing and agreed upon by all parties. The Agreement supersedes all prior understandings, written or oral, and constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof. Time is of the essence.

12. Counterparts: This Agreement may be executed in counterparts and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the first date written above.

IN WITNESS WHEREOF, eRXSYS and LaSota have duly executed this Agreement as of the day and year first above written.

eRXSYS, Inc.

/s/ Richard Falcone                                                        /s/ A.J. LaSota
By:   Richard Falcone                A.J. LaSota
      Its:   Chairman of the Board of Directors

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